INVESTOR PRESENTATION

DIGITALVIRGO

DECEMBER 2022

Disclaimer

About this Company Presentation

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Transaction") between Goal Acquisitions Corp. ("Goal") and Digital Virgo Group ("Digital Virgo") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Goal, Digital Virgo or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of Digital Virgo and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Goal, Digital Virgo, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision.

Caution Regarding Forward Looking Statements

This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934 that are based on beliefs and assumptions and on information currently available to Goal and Digital Virgo. Certain statements included in this document that are not historical facts, including statements regarding the benefits of the Transaction, the anticipated timing of the Transaction and the products and markets and expected performance of Digital Virgo, are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Some of the statements contained in this document, including information incorporated by reference, discuss future expectations, plans or prospects, or state other forward-looking information. Words such as ""may," "will," "should," "expect," "anticipate," "target," "project," "estimate," "intend,"" or "believe," or the negatives thereof or similar expressions reflecting something other than historical fact are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Such forward looking statements are based upon the current beliefs and expectations of Goal or Digital Virgo's management and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of the Goal or Digital Virgo. Due to these various risks and uncertainties, actual events or results or the actual performance of Goal and Digital Virgo may differ materially from those reflected or contemplated in any such forward-looking statements. No representation or warranty is made as to future performance or any forward-looking statement. Factors, among others, that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include and are not limited to:

- The risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Goal's securities;
- The risk that the Transaction may not be completed by Goal's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Goal;
- The failure to satisfy the conditions to the consummation of the Transaction including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions;
- The occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction;
- The effect of the announcement or pendency of the Transaction on Digital Virgo's business relationships, operating results and business generally;
- The risk that the Transaction disrupts current plans and operations of Digital Virgo;
- The outcome of any legal proceedings that may be instituted against Digital Virgo or against Goal related to the Transaction;
- The ability of Goal to maintain the listing of its securities on NASDAQ;
- Changes in the competitive industries in which Digital Virgo operates and plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting Digital Virgo's business;
- The ability to implement business plans, forecasts and other expectations after the completion of the Transaction, and identify and realize additional opportunities;
- Risks relating to operating internationally, including currency risks and legal, compliance and execution risks of operating internationally;
- The ability of Goal or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future;
- The impact of the global COVID-19 pandemic; the effects of inflation, the Russian invasion of Ukraine, global supply chain concerns and the status of debt and equity markets;
- General business and economic conditions and;
- The performance of financial markets and interest rates; the ability to obtain government approvals; and possible delays in government approvals.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Goal's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, any registration statement to be filed with the Securities and Exchange Commission ("SEC") in connection with the Transaction and the other documents filed by Goal from time to time with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Goal nor Digital Virgo gives any assurance that either Goal or Digital Virgo will achieve its expectations.

Financial Information; Non-IFRS Financial Measures

This Presentation includes certain financial measures not presented in accordance with International Financial Reporting Standards ("IFRS") including, but not limited to, adjusted EBITDA. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing Digital Virgo's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies.

Goal and Digital Virgo believe these non-IFRS measures provide useful information to management and investors regarding certain financial and business trends relating to Digital Virgo's financial condition and results of operations. Goal and Digital Virgo believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Digital Virgo's financial results with other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures.

Disclaimer (Cont'd)

This Presentation also includes certain projections of non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Goal and Digital Virgo are unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included, and no reconciliation of the forward-looking non-IFRS financial measures is included.

Use of Projections

The financial and operating forecasts and projections contained herein represent certain estimates of Digital Virgo as of the date hereof. Neither Goal's nor Digital Virgo's independent public accountants have examined, reviewed or compiled the forecasts or projections and, accordingly, neither expresses an opinion or other form of assurance with respect thereto. Furthermore, none of Goal, Digital Virgo nor their respective management teams can give any assurance that the forecasts or projections contained herein accurately represents Digital Virgo's future operations or financial condition. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties, including but not limited to those set forth above that could cause actual results to materially differ from those contained in prospective financial information.

Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Goal or Digital Virgo or that actual results will not differ materially from those presented in the prospective financial information. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

Unless otherwise noted, the forecasted data contained in the assumptions for the projections are based upon Digital Virgo's management estimates and publications and surveys. The information from publications and surveys has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. Neither Goal nor Digital Virgo has independently verified any of the data from third-party sources, nor has Goal or Digital Virgo ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, none of Goal, Digital Virgo, their respective affiliates, nor their respective directors, managers, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information.

Industry and Market Data

This Presentation includes certain information and statistics obtained from third-party sources. None of Goal or Digital Virgo has independently verified the accuracy or completeness of any such third-party information.

Trademarks

This Presentation contains trademarks, trade names and copyrights of Digital Virgo, Goal and other companies, which are the property of their respective owners.

Additional Information about the Business Combination and Where to Find It

Goal intends to file with the SEC a proxy statement relating to the proposed Transaction, which will be mailed to its stockholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Goal's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the proxy statement and other documents filed in connection with the proposed Transaction, as these materials will contain important information about Goal, Digital Virgo and the Transaction. When available, the proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of Goal as of a record date to be established for voting on the proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, on Goal's website at www.goalacquisitions.com or by directing a request to: Goal Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738.

Participants in Solicitation

Goal, Digital Virgo and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Goal's shareholders with respect to the potential transaction described in this Presentation under the rules of the SEC. Information about the directors and executive officers of Goal and their ownership of Goal's securities is set forth in Goal's Definitive Prospectus filed with the SEC on February 11, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Goal's shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov or by directing a request to: Goal Acquisitions Corp., Attention: William T. Duffy, telephone: (888) 717-7678.


This presentation starts with
a video. Click here to watch it.

Digital Virgo, A Strong History of Growth & Profitability

~2bn	300+	140+	13bn+	40+	30+	860+
Connected SIM cards	Connected Merchants	Connections to Telcos	Transactional Hits per Year[(1)]	Countries Operated	Offices Worldwide	Employees in the world

12%

2022E YoY Gross Revenue Growth

€390mm 2021A Gross Revenue » **€436mm** 2022E Gross Revenue

15%

2022E YoY Adjusted EBITDA Growth

€40mm 2021A Adjusted EBITDA » **€46mm** 2022E Adjusted EBITDA

Digital Virgo's revenue and adjusted EBITDA from 2022E-2026E is projected to grow at a CAGR of 10% and 11%, respectively

All numbers in IFRS (unless otherwise noted). Adjusted EBITDA is a non-IFRS measure. See page 45 for a definition and reconciliation of adjusted EBITDA to IFRS.
See page 44 for a summary of the assumptions used in connection with forecasts of gross revenue and adjusted EBITDA

(1) YTD as of 11/22

Pioneer in Mobile Entertainment ...

An estimated conversion rate
5+ Times Higher
*than credit card**

Premium content & commerce. Offers customers **Media, Sports, Entertainment, Gaming** & Other Content payable via their phone bill.

- CLOUD GAMING
- SPORT & ESPORT
- VOD & VIDEO
- CLOUD TV
- MUSIC & STREAMING
- CASUAL & LIFESTYLE
- READING & LEARNING
- SOCIAL APPS


GAME CENTER
GAME SELECTION
MORTAL KOMBAT 11
BORDELANDS 3
NEWS
OUR SELECTION
Next game in :
09 : 49 : 31
DAY 2
UEFA CHAMPIONS LEAGUE
Telecom VOD
BATTLE INVASION
POTOMANTO
ABSOLUTE RACE
WATCH
DOWNLOAD
EasyWIN by Telco
PLAY NOW
PLAY WITH YOUR Friends
ACCUEIL
TOP TITRES
TOP PLAYLISTS
Latin Mus
playlists
Gaming by CARRIER
Search a game
MEGAVOD
For You
Fashion Magazine

*Based on first time conversion rates for Bango, a comparable company


Bee.city
Address
Jaguar 6
WJ 8502
22 km
1 km
RESERVE & PAY WITH YOU PHONE
Carrier billing
TRANSBUS
Shopping cart
ELGA
Free pass 1 day
Tue 02/10
3€
TOTAL : 3€
Choose a payment method
Carrier billing
Credit card
COMMAND
Ticket
Duration : 1H
Expires 10:41 AM on 03/08/19
EASYBIKE
1 day PASS
3€
Carrier billing
Credit card
COMMAND
RENT AN
ELECTRIC SCOOTER
Zaloguj się
BUS
Buy

... Expanding
into Mobile Commerce ...

- TRANSPORT
- TAXI
- PARKING
- URBAN MOBILITY
- ELECTRICAL SCOOTER
- LIVE EVENTS
- THEATER
- ...

A Global Platform that Connects Users to Entertainment & Commerce

End User


PAY

End users pay to access digital services

Mobile Operator


€25
Prepaid
€25
INVOICE

Mobile operators bill on monthly invoice or prepaid credits

More than a payment method, a privileged distribution network

Digital Virgo

DIGITAL VIRGO

Digital Virgo connects telcos & merchants

Merchant



Merchants give access to their digital services


Social Apps


Cloud Gaming


Music & Streaming


Reading & Learning


Sport & eSport


Vod & video


Cloud TV


Casual & Lifestyle

A global & scalable infrastructure, and much more …

Advanced In-House User Acquisition & Digital Marketing Engine

TikTok | SnapChat | smadex | Bing ads | YouTube Advertising | Facebook Ads | Google Ads | Display & Video 360



9:41
Search
Google
Bollywood movies
TOUS
SHOPPING
PlayVOD - Watch m
Catalog
Categories
Bollywood
18:33
YouTube
THE BEST PC GAMES !
Play unlimited
INSTALL
Final of San Francisco Esport Championship Series
Matt Thompson

A powerful user content delivery and conversion system, supported by an experienced team of 50+ Digital Virgo experts

- **Serves up dynamic ads** - suggests the right ad to deliver to the right person at the right time on the right platform, personalized and localized (reflects their language and interests).
- **Every campaign is carefully and continuously tracked for ROI** - each ad buy is monitored and **controlled in real time** to be always profitable. Reduces risk.
- **Delivers better ARPU* + more revenue** from more ads, which leads to a **wider audience**.

In 2022
29,000+ MARKETING CAMPAIGNS
7,500+ LANDING PAGES
$110+ MILLION MEDIA PURCHASE

*ARPU stands for Average Revenue Per User

Example of User Experience in 3G / 4G

Clicnscores

ACQUISITION — PAYMENT — DELIVERY


9:41
kuchalana.com
KUCHALANA
Spain Kits World Cup 2022 - DLS22 Kits
Brasil Kits World Cup 2022 - DLS22 Kits

1. Google Ad


09:39
LIVE SCORE
ACCESS
QATAR 22
WORLDCUP
RECEIVE YOUR ACTIVATION CODE BY SMS FREE OF CHARGE
WATCH NOW
FREE for 1 day then 0.2KWD/day VAT Incl

2. Landing page


9:41
7881
Welcome to CNS, your PIN is: 8970
For your online security, do not disclose or share this one-time password with anyone
من أجل حمايتك الإلكترونية، لا تكشف أو تشارك كلمة المرور هذه مع أي شخص

3. PIN code by SMS


09:39
LIVE SCORE
ACCESS
QATAR 22
WORLDCUP
YOUR PERSONAL ACTIVATION CODE HAS BEEN SENT !
Enter the code received by SMS:
8585
CONFIRM
FREE for 1 day then 0.2KWD/day VAT Incl
- Resend pin code -

4. PIN code identification


09:39
Clicnscores
English
Welcome to Clicnscores, all about sports : live results, news and much more !
25/11
ENGLAND
VS
UNITED STATES
Access the match
My credentials
Customize your password
Login : +96551584801

5. Subscription confirmed


9:41
7881
Welcome to CNS, your PIN is: 8970
For your online security, do not disclose or share this one-time password with anyone
من أجل حمايتك الإلكترونية، لا تكشف أو تشارك كلمة المرور هذه مع أي شخص
You have successfully subscribed for 200 fils Per Day to CNS service.
Visit http://live.clicnscores-kw.com.
To unsubscribe, Send Stop 2 to 50733. Your subscription will be valid unless you deactivate it

6. Subscription confirmation by SMS

iPhone

Example of User Experience on Wifi

UNIVERSAL

ACQUISITION | PAYMENT | DELIVERY


Search
Direct
Your story
Charli
Alexander
Digster CI
Ecouter les nouveaux sons de DADJU !!!
Nouveaux sons de DADJU : écouter !
Learn More
Share
Hazard from joining Real Madrid'
uk.sports.yahoo.com

1.
Facebook
Ad


Digster
Le meilleur de la musique pour chaque style et chaque moment
AUTOUR DE
Écouter maintenant
1. DIEU Merci
2. Bobo au cœur
3. Wouli Liya
4. Ma woman
5. Papa
6. Mémoire courte
7. Perdu

2.
Landing
page


Digster
Téléchargez et écoutez les meilleurs titres de DADJU
1 Entrez votre numéro de téléphone
2 Recevez votre code d'activation gratuit par SMS
3 Téléchargez et écoutez de la musique
58976764
J'EN PROFITE
Abonnement sans engagement à 150 FCFA/jour pour ORANGE et de 100 FCFA/jour pour MTN

3.
Phone number
insertion


7881
Bienvenue sur Digster, voici votre code de confirmation : 0000
Rédiger un message

4.
Pin code
by SMS


Digster
Votre code d'activation a été envoyé !
0000
CONTINUER
Ecoutez les meilleurs sons de DADJU

5.
Pin code
identification


Digster
Playlists For All
Félicitations,
Login : 58976764
Mot de passe : 1283
Pour profiter de l'application, rendez-vous sur le Play Store en cliquant sur le bouton ci-dessous
DISPONIBLE SUR Google Play
Personnalisez votre mot de passe :
Nouveau mot de passe *
Confirmation du nouveau mot de passe *

6.
Subscription
confirmation page

android

DIGITALVIRGO

Example of User Experience on Wifi

FREE FIRE

ORDER — **PAYMENT** — **DELIVERY**


shop2game.com
Garena
MSHOP FIRST TIME
Sélectionnez le mode de paiement
Carte De Garena
Inwi
Orange
Wafacash
Maroc Telecom
50 + Bonus 5 MAD 6
100 + Bonus 10 MAD 12
210 + Bonus 21 MAD 24
530 + Bonus 53 MAD 60
Vérifier l'achat
Mode de paiement
Produit sélectionné
Prix
Nom du compte
Procéder au paiement
nonds-topup.club
FREE FIRE
Recevez votre code d'activation par SMS
212XXXXXXXX
RECEVOIR MON CODE
Votre code d'activation a été envoyé !
XXXX
VALIDER
L'opération a été effectuée avec succès
Recommencer le paiement
91910
Merci pour votre achat d'un pack de Diamants pour 6 MAD sur Shop2game.
Bienvenue sur Shop2game veuillez trouver votre code de confirmation : 8870
Merci pour votre achat d'un pack de Diamants pour 6 MAD sur Shop2game.

1. User chooses the carrier

2. User selects the offer

3. User proceeds to the payment

4. Phone number insertion

5. Pin code insertion

6. Payment confirmation page

7. Payment confirmation by SMS

android

TO CREATE THE ONE DESTINATION HUB

DIGITALVIRGO

The Future of Digital Virgo Moving Towards a One Destination Hub

One Destination for Customers' Mobile Content Entertainment and Commerce Needs

Payments

Allows seamless mobile payments.

Live Events

Offers the ability to pay with the phone bill.

Content & Entertainment

Celebrities, athletes, and influencers and more.

Travel

Book travel products quickly and easily.


CONVERGENT
PLATFORM

Powered by Advanced In-House User Acquisition & Digital Marketing Engine

Social Impact

- Providing financial and digital inclusion for unbanked and underbanked communities.
- Connecting and facilitating payment between donors and non-profit causes.

Global Sports Content

Extensive existing sport content and North American sports content coming soon.

Gaming

Including AAA and other online games.

Shopping & Services

TVs, computers, and everyday necessities.

Our Vision for the Future, Offering Users Whatever They Want… Whenever They Want
Sample Use Cases:



Rebecca Miller
37 years old – Therapist

Rebecca spends her time with her friends, talking about **the latest e-book they ordered.** She loves taking her kids to concerts and creates playlists on her premium music subscription. She uses the platform to **listen to music**, **order her weekly shopping and pay for her family vacation** to Miami.



Tyler Lewis
12 years old

Tyler loves **playing Fortnite** on his Nintendo switch. He uses the platform to: **buy in-game items** like new outfits and gliders, **play casual games** and **watch his favorite streamers on Twitch**.



Phil Smith
45 years old - Accountant

Phil uses the platform to: **watch NBA highlights** and to **bet on them** using his smartphone; **buy tickets** for him and his daughter to the New Orleans Saints games; and **order his new flat screen TV** from Walmart to watch all the games.



Emily Garcia
21 years old

Emily uses the platform to **pay for her college textbooks**; go on dates **using the dating app** and **pays for her parking, taxis and bus tickets** on there.

One Hub Which Will Enable Users to Access Services & Products …

… Wherever they are …
… Whenever they want …
… Whatever they need …


UNLIMITED GAMING
VOTE 72018

WITH JUST A MOBILE

No credit card or bank account needed.

Integrated with multiple payment methods and accessible on a variety of different channels.

THE REASONS WHY
THIS WILL BE A SUCCESS

DIGITALVIRGO

Key Investment Highlights

Extensive Growth Opportunity

Content, Services and Market Expansion

8+ billion mobile sim cards around the world

Entry into North American market imminent

Strong telco relationships in 40+ markets

Sustained Growth and Profitability

7 Years of Profitability

2022E revenue and adjusted EBITDA of **€436M (12% YoY growth) and €46M (15% YoY growth),** respectively

Attractive Valuation

1.1x 2022E revenue Vs. comparable companies at 2.4-5.6x(1)

10.8x 2022E adjusted EBITDA Vs. comparable companies at 14.5-28.4x(1)

Top-Tier Unit Economics

Industry Exhibits Leading Mobile Conversion Rates

Attractive subscriber acquisition costs in mobile

CapEx invested to optimize growth

5X+

*An estimated conversion rate more than 5 times higher than credit card**

One Destination for Global Mobile Entertainment & Commerce

Positioned to provide a **frictionless, convergent, consumer-friendly experience**

Destination for the underbanked, the unbanked and for users who like the simplicity of the platform

Provides social impact through accessibility in emerging markets

Direct Carrier Billing ("DCB") user base expected to be 3x larger than credit card payment base

All numbers in IFRS (unless otherwise noted). Adjusted EBITDA is a non-IFRS measure. See page 45 for a definition and reconciliation of adjusted EBITDA to IFRS. See page 44 for a summary of the assumptions used in connection with forecasts of gross revenue and adjusted EBITDA

Sources: Statista and Juniper Research

*Based on first time conversion rates for Bango, a comparable company

(1) Revenue and adjusted EBITDA values used for company multiples assumes a 1:0.97 EU/$ exchange rate

DIGITALVIRGO

Multiple Revenue Streams

% of Total Revenue

One Destination Content & Commerce Delivery

81%

Digital Virgo acts as a ***PRINCIPAL.***

Provides all marketing and content distribution to customers.

Advanced In-House Customer Acquisition and Digital Marketing Engine

12%

Digital Virgo's proprietary engine provides digital marketing services for merchants globally to expand their advertising footprint and optimize their customer acquisition costs.

Digital Virgo acts as a **PRINCIPAL** by charging merchants for the service of facilitating the advertisement process.

Telco Billing

7%

Mobile operators can charge their new and existing end users for additional services such as video streaming, gaming, betting, and much more.

Digital Virgo makes money on every transaction while acting as an **AGENT** for each transaction.

Note: All figures YTD as of 9/30/22

Exceptional Management Team with a Track Record of Success

Digital Virgo



Eric Peyre
President & Co-Founder



Manuel Cruz
Co-Founder



Guillaume Briche
Chief Executive Officer



Emmanuel Tongio
Chief Financial Officer

JET MULTIMEDIA
THE ONLINE COMPANY

Eric Peyre is the founder of Jet Multimedia, a former listed company acquired in 2000 by Telecom Italia for a value of €886 million. Manuel Cruz was chairman of the board.

An experienced management team in the telecom, content, digital marketing, and fintech ecosystem

&

Goal Acquisitions Corp.



Harvey Schiller
CEO



Bill Duffy
CFO/COO



Jon Miller
Chairman of Advisory Board



David Falk
Senior Advisor & Board Member



Alex Greystoke
Founder & Advisor



Donna Orender
Board Member

Akamai · Aol. · NFL · NBA · News Corp · United States Olympic Team · VIACOM · WNBA · YES

SPAC team positioned to accelerate expansion into North America through their deep connections in sports, media, and commerce

At the Epicenter of Games, Sports, Entertainment & Commerce

Massive new channel of distribution of content to mobile devices through DCB payments

$86bn
Expected annual revenue of mobile gaming industry in 2022[(1)]

$93bn
Expected consumer spending in mobile game market in 2023[(1)]

6%
Annual growth rate until 2026, reaching $117bn[(1)]



3bn+
Global active mobile gamers in 2022[(2)]

79%
Global sports fans who want to watch sports exclusively online[(3)]

10%
Global online sports betting market expected CAGR (2022-2027)[(4)]



Global user base with mobile payment is larger than those who pay by cards or bank accounts[(5)]

Sources:
(1) Sensor Tower – Mobile Gaming Market Outlook
(2) Influence Marketing Hub
(3) Garbyo Sport Video Game Trends
(4) PR Newswire – Global Online Sports Betting Market
(5) Juniper Research

DIGITALVIRGO

Partnering with Merchants Worldwide to Bring Premium Content & Services to Mobile

Live feed of eSports events **Fortnite, FIFA, NBA, stats, plus thousands of hours of exclusive VOD**

Library of over
2,500+ casual mobile games
for one low monthly price

Sports videos from live events to highlights to second screen stats

Tens of Thousands of Movies and TV Series,
both local and international, via streaming, download or offline mode

Lifestyle
Celebrity news, trends, blogging, video, posting, tests and more

Urban Mobility & Events

Mobile
Companion App to
TV Viewing
with highlights, animation, stats, voting texting …

Universal Music
product local & international streaming & downloaded premium music content

Long-Term Carrier Relationships are a Deep Distribution Moat

Trusted carrier relationships create a barrier to entry

60%+ of revenues (excl. digital marketing) are generated with telcos, **over 10 years of partnership.***

70%+ of revenues (excl. digital marketing) are generated with telcos, **over 5 years of partnership.**

Incentivizes carriers to work closely with Digital Virgo platforms on an ongoing basis to increase revenues.

Deep integration into carrier systems and data sharing is a significant technology advantage

Billing software embedded in the existing telco technology stack plus carrier data sharing enables precise user targeting at attractive marketing costs.

Yields significantly **higher user retention and ARPU**** than mobile industry averages.

Simplified **single API integration** for each carrier.

*Estimated monthly repayment (excluding VAT) received by Digital Virgo from telecom operators (internal analysis of February 2022).

**ARPU stands for Average Revenue Per User

Digital Virgo Has a Significant Untapped Global Growth Opportunity

5X+

*Estimated customer conversion rates 5 times higher than credit cards**

Frictionless user experience

96%

of people in low & middle-income countries do not own a credit card

Opens high-growth unbanked markets

8+ Billion
SIM cards in circulation

8+ Billion
people worldwide

24%
of the world's population **has a credit card**

83%
Mobile penetration rates in developing nations

Sources – Worldometer – Statista – Worldbank
*Based on first time conversion rates for Bango, a comparable company

Presence on the Ground Creates Global & Local Advantages


Lyon / Aix / Paris
FRANCE


Athens
GREECE


Abidjan
IVORY COAST


Bamako
MALI


Bratislava
SLOVAKIA


Buenos Aires
ARGENTINA


Cairo
EGYPT


Cape Town
SOUTH AFRICA


Casablanca
MOROCCO


Conakry
GUINEA


Dakar
SENEGAL


Douala
CAMEROON


Dubai
UAE


Florence / Milan /
Rome - ITALY


Istanbul
TURKEY


Lagos
NIGERIA


Lisbon
PORTUGAL


Madrid
SPAIN


Mexico City
MEXICO


Ouagadougou
BURKINA FASO


Rose-Hill
MAURITIUS


Santiago
CHILE


Sao Paulo
BRAZIL


Tunis
TUNISIA


Vilnius
LITHUANIA


Warsaw
POLAND

30+ offices
860+ employees

DIGITALVIRGO

Digital Virgo Delivers Significant Value to Each Stakeholder

Customers	Telcos	Merchants
Seamless payments for customers	Direct local and international merchant connections	Incremental revenue generation
Unlock multiple different content streams all on one platform	Greater loyalty with existing customers	Access to a global, previously unreachable audience
Allows access for unbanked and underbanked customers to consume content	Increases revenues through content partnerships	Optimizes the customer acquisition cost

HOW WE PLAN TO SUCCEED

DIGITALVIRGO

Straightforward Strategy to Deliver Meaningful Upside Growth & Profitability

Investment fuels fundamental levers, driving dramatic increase in organic growth

Expanding with New Partnerships

SPORTS - Leverage Goal team's relationships across industry.

MEDIA - New content from relationships & further the existing lineup.

GAMING - Enhance the breadth of current offerings through relationships with top global players.

Example New Content

CELEBRITY SPORTS CHANNELS – Potential partnerships with I AM ATHLETE, the led media network, popular content (LeBron James, Shaquille O'Neil, etc.)

INFLUENCER CHANNELS – A variety of new audiences and introductions to key players consolidating in Europe.

Extending Content

New Product Offerings

Growing a Global Media, Entertainment & Commerce Platform

New Content

New Markets

M&A would accelerate the business plan to fuel EBITDA growth beyond projections

Example New Product Offerings

TRAVEL - Industry with high value transactions & attractive demographics.

WAGERING - Strong relationships with the fastest-growing adult gaming platforms.

OTHER - Potential partnership with First Media to capitalize on viral audience & reach ~60mm US homes (beauty, cooking, clothing, and fashion).

New Markets

US & CANADA - Expansion opportunity in largely untapped market.

INDIA, PAKISTAN and similar emerging markets.

AFRICAN COUNTRIES - Introduction to strategic partners with large existing user bases.

DIGITALVIRGO

Creating the One Destination Hub: Expanding Into New Markets



Location
Current Presence

40+ → **55+**

Current Footprint → **Expansion Plan**

- **Expansion to new markets** with a proven business model
- Strengthen existing customer base with **new product offerings**

Imminent launch in US Market which is huge and currently untapped

M&A Strategy: Opportunistically Acquire New Entities ...

> To expand geographically
> Integrate new expertise
> Extend existing skills

Building on a 14 years track record of M&A success

e.g. in 2020, integration of **DOCOMO Digital's solutions**

150 employees within 11 countries

IT operational teams fully integrated in one year

WHY PARTNER
WITH US

DIGITALVIRGO

DIGITALVIRGO.COM

A Cash-Generating Business Model

Revenue 2020PF-2026E


(€ in Millions)
CAGR :10%
€371M
€391M
€436M
€478M
€525M
€581M
€649M
2020PF
2021A
2022E
2023E
2024E
2025E
2026E

Adjusted EBITDA 2020PF-2026E


(€ in Millions)
CAGR :11%
€39M
€40M
€46M
€50M
€55M
€62M
€70M
2020PF
2021A
2022E
2023E
2024E
2025E
2026E

(€ in Millions)	2020PF	2021A	2022E	2023E	2024E	2025E	2026E
Revenue	€371	€391	€436	€478	€525	€581	€649
Revenue Growth	-	*5%*	*12%*	*10%*	*10%*	*11%*	*12%*
Gross Profit	€102	€96	€106	€114	€124	€135	€148
Gross Profit Margin	*28%*	*25%*	*24%*	*24%*	*24%*	*23%*	*23%*
Adj. EBITDA	€39	€40	€46	€50	€55	€62	€70
Adj. EBITDA Margin	*11%*	*10%*	*11%*	*10%*	*11%*	*11%*	*11%*

All numbers in IFRS (unless otherwise noted). Adjusted EBITDA is a non-IFRS measure. See page 45 for a definition and reconciliation of adjusted EBITDA to IFRS.
See page 44 for a summary of the assumptions used in connection with forecasts of gross revenue and adjusted EBITDA

Goal + Digital Virgo: Transaction Summary

Estimated Sources & Uses

($ in Millions, except share price)

Sources		Uses	
Rollover Equity	$268	Rollover Equity	$268
PUCK Trust	$260	Cash to Selling Shareholders	$125
Committed Capital on Demand Facility [(6)]	$100	Transaction Costs	$20
		Balance Sheet Cash	$215
Total Sources	**$628**	**Total Uses**	**$628**

Valuation At Close

PF Cap Table	Shares	%
Goal Acquisitions Sponsor LLC [(1)(2)]	4,135,375	7.0%
Digital Virgo Shareholders [(3)]	26,830,000	45.2%
Goal Directors, Officers, Advisors, etc. [(4)]	2,504,000	4.2%
Goal Public Stockholders [(5)]	25,875,000	43.6%
PF Shares Outstanding [(6) (7)]	**59,344,375**	**100.0%**
Share Price		**$10.00/sh**
PF Equity Value		**$593**
(+) PF Net Debt / (Cash) [(8)]		$5
PF Enterprise Value		**$598**

Pro-Forma Ownership

Goal Acquisitions Corp (NASDAQ: PUCK) has entered into a transaction agreement for business combination with Digital Virgo ("DV" or the "Company"), with a transaction value of over $500 Million, GOAL expects to effect Digital Virgo's public listing with sources of capital including the $260 million cash held in trust assuming no redemptions.



7%
45%
4%
44%
Goal Acquisitions Sponsor LLC
Digital Virgo Shareholders
Goal Directors, Officers, Advisors, etc.
Goal Public Stockholders

Sources: PUCK Q3 2022 10-Q

(1) Includes 4,114,750 founder shares and 667,500 private placement shares, reduced by 646,875 forfeited shares. Does not include 667,500 private placement warrants or up to 1,000,000 warrants issuable upon conversion of Sponsor's promissory note. (2) Does not include 1,293,750 shares held in an escrow account that are released to Sponsor if a share price earnout is met post-closing. (3) Does not include 5,000,000 shares held in an escrow account that are released to the Digital Virgo Shareholders if a share price earnout and financial earnout are met post-closing. (4) Includes 150,000 shares issued to EarlyBirdCapital and its designees. (5) Does not include 25,875,000 warrants. (6) Does not include any post-closing shares which may issued pursuant to a committed capital on demand facility, which is subject to execution of definitive agreements and satisfaction of conditions to be included therein. (7) Assumes no redemption. (8) Net Debt is determined based on outstanding debt on 9/30/22 and assumes a 1:1 EU/$ exchange rate.

DIGITALVIRGO

Opportunity at Attractive Valuation Multiples vs. Public Comps

Deal is structured for market investors to share substantially in Digital Virgo's value creation


2022E
1.1x
10.8x
2022E
EV/Sales
EV/EBITDA
2.4x
20.3x
5.6x
23.3x
5.1x
21.1x
3.0x
14.5x
2.4x
24.8x
4.1x
28.4x

Digital Virgo

Attractive IPO Valuation 1.1X 2022E Rev est. €436mm Vs. market comps 2.4-5.6x 2022E Rev[(1)]

Direct to Consumer

- chewy
- FIGS
- hims
- REVOLVE
- WARBY PARKER

US Gaming

- ACTIVISION
- Electronic Arts
- T2 TAKE-TWO INTERACTIVE

EU Gaming

- CD PROJEKT RED
- FRONTIER
- MTG
- paradox INTERACTIVE
- REMEDY
- team17
- THQ NORDIC
- STILLFRONT GROUP
- UBISOFT

Asian Gaming

- NCSOFT
- NetEase Games
- netmarble
- NEXON
- Nintendo
- sea
- SQUARE ENIX
- Tencent 腾讯

Streaming/Other

- bilibili
- NETFLIX
- Roku
- SnapChat
- Spotify

Direct Carrier Billing

- bango
- BEMOBI
- boku

Sources: Capital IQ (Comps updated as of 12/05/22)

(1) Revenue and adjusted EBITDA values used for company multiples assumes a 1:0.97 EU/$ exchange rate

Conclusion

Digital Virgo is at the epicenter of a global emphasis on convenience, optionality, multi-functionality, and ease of payments

Global Market Leader	*Attractive Valuation*	*Significant Profitability*
Management History Of Success	*Extensive Near-Term Growth Opportunities*	*Highly Experienced Team*



APPENDIX

DIGITALVIRGO

Scalable Platform with Minimal Capital Investment Required


Payment
Tracking Platform
SNOWPLOW
Marketing
Data Integration
talend
Data Replication
Fivetran
Data Lake Storage
aws
Comprehensive Raw-Data Warehouse
Data exploration; Real-time analysis
Looker
Data Transformation
talend
Machine Learning
amazon EMR
Data Science Interface
DataRobot
Data Warehouse
snowflake
Tables Reporting
Data Visualization
tableau

PAY-AS-YOU-USE BUSINESS MODEL MINIMIZES GROWTH CAPITAL EXPENDITURE

A Global Delivery Platform of Mobile Payment & Monetization



Mobile Operators

Connection to Premium Merchants

USER CENTRIC

CUSTOMER CARE

SECURITY & ANTIFRAUD

SERVICES LOCALIZATION

DIGITAL VIRGO

TRANSACTIONS MANAGEMENT

DATA MANAGEMENT

ADVERTISING ENGAGEMENT

LEGAL FRAMEWORK

Connection to Carrier Billing System

Merchants



Example of User Experience in 3G / 4G

UNIVERSAL

ACQUISITION | PAYMENT | DELIVERY


Search
Direct
Your story
Charli
Alexander
Digster CI
Nouveaux sons de DADJU : écouter !
Learn More
Share
Hazard from joining Real Madrid'
uk.sports.yahoo.com

1. Facebook Ad


Digster
Le meilleur de la musique pour chaque style et chaque moment
NOUVEAUX
TITRES
Écouter maintenant
1. Jaloux 4:40 Ecouter
2. Christina 3:25 Ecouter
3. Mon cœur à ta taille (ft Kalash) 4:57 Ecouter
4. Sans thème 2:59 Ecouter
5. Sans thème remix (ft Alonzo, Naza, MHD, Vegedream) 5:25 Ecouter
6. Comme à chaque fois 3:12 Ecouter

2. Landing page


Digster
Profitez en maintenant !
J'EN PROFITE
Écouter maintenant

3. First click to start the process


Digster
Profitez en maintenant !
S'INSCRIRE
Écouter maintenant

4. Second click to confirm the payment


Digster
Playlists For All
Félicitations,
Login : 58976764
Mot de passe : 1283
Pour profiter de l'application, rendez-vous sur le Play Store en cliquant sur le bouton ci-dessous
DISPONIBLE SUR
Google Play
Personnalisez votre mot de passe :
Nouveau mot de passe *
Confirmation du nouveau mot de passe *

5. Subscription confirmed


La Sélection Digster
VOIR PLAYLIST
BYE BYE
Bye Bye
Soolking
00:00
00:00

6. User can enjoy the music

android

DIGITALVIRGO

Example of User Experience on AppStore

MT TV
LA TÉLÉ BY MAROC TELECOM

APP DOWNLOAD



Aujourd'hui
MT TV
MAROC TELECOM
3,6
4+
N°105
Nouveautés
Historique
Version 1.2.1
Il y a 9 mois
Découvrez les nouveautés de la nouvelle version :
La Version Arabe MT TV !
Aperçu

1.
App available
in the AppStore



Aujourd'hui
MT TV
MAROC TELECOM
OUVRIR
3,6
4+
N°105
Nouveautés
Historique
Version 1.2.1
Il y a 9 mois
Découvrez les nouveautés de la nouvelle version :
La Version Arabe MT TV !
Aperçu

2.
App
download

IDENTIFICATION



TV en direct, séries, films,
et bien plus en illimité.
Où que vous soyez.
Se connecter

3.
Connection
page



Connexion
Connectez-vous et profitez de toute la télé par Maroc Telecom
Identifiant
212666700030
Mot de passe
Se connecter
Mot de passe oublié ?

4.
Identification
page

ACCESS



Bienvenue sur MT TV
En ce moment à la télé
Voir tout

5.
Access to
the service



Mamelodi Sundowns - Simba Queens (Arry...
Juste après sur Arriyadia
Voir tout
En replay sur Arriyadia

6.
User can
enjoy the service

Apple Store

Example of User Experience in 3G / 4G (1/2)

YouScribe


FEU ET SANG
le roman à l'origine de la série
HOUSE OF THE DRAGON
ECOUTER
YouScribe

1.
User clicks on targeted ad


Écoutez FEU ET SANG,
le roman à l'origine de la série
HOUSE OF THE DRAGON
CONTINUER
Feu Et Sang Partie 1
Le Trône De Fer (Tome 1)
Le Trône De Fer (Tome 2)
Le Trône De Fer (Tome 3)

2.
Landing page


17:10
Paiement sur facture mobile
YouScribe
YouScribe
édité par : Digital Global Pass
3€ par semaine
CONFIRMER LE PAIEMENT
Montant facturé sur votre ligne mobile :
06 ** ** ** 22
Conditions spécifiques
Retour
internetplus.sfr.fr

3.
First click for payment


17:10
Paiement sur facture mobile
YouScribe
YouScribe
édité par : Digital Global Pass
3€ par semaine
Votre paiement sur facture d'un montant de 3 € TTC a bien été enregistré.
Nous vous remercions de votre confiance. Un SMS de confirmation va être envoyé au 06 ** ** ** 22. Pour accéder à votre service chez le marchand, cliquez sur le lien suivant.
ACCÉDER AU SERVICE
internetplus.sfr.fr

4.
Second click to confirm payment

iPhone

Example of User Experience in 3G / 4G (2/2)

YouScribe


15:31
INFO SFR
Message
Hier 17:10
Achat SFR : Un abonnement à YouScribe (3€ par semaine) a été souscrit depuis la ligne 0634****22. Plus d'info sur votre espace client www.sfr.fr/psf Merci de votre confiance.
Message

5.
User receives
the payment
confirmation by SMS


17:11
Teams
YouScribe
YouScribe
OBTENIR — dans l'App Store
Afficher
YouScribe
proposé par Cultura
Personnalisez vos identifiant
Afin de finaliser la création de votre compte veuillez renseigner votre email et votre mot de passe
Email
Mot de passe
Valider
Ignorer
youscribe.com

6.
User arrives
on the subscription
confirmation page


15:31
INFO SFR
mercredi Aujourd'hui
Bienvenue sur YouScribe ! Accédez au service sur: https://t.youscribe.com/noigxmx avec vos identifiants: 0645199367 Mot de passe: 5416 Edité par Digital Global Pass - Aide: customer@digitalgp.com 0970340369 - Accès CGV et rétractation : https://t.youscribe.com/LtpwYLz
Message

7.
User receives
credential by SMS to
access the service


17:43
YouScribe 1 / 25
folio POLICIER
JØRN LIER HORST
UNE ENQUÊTE DE WILLIAM WISTING
Le code de Katharina
Sommaire
Suivre
Marque-page
Noter
youscribe.com

8.
Access
the service

iPhone

DIGITALVIRGO

Financial Information and Non-IFRS Measures

Financial information of Digital Virgo included in this presentation is prepared in accordance with IFRS. This presentation includes adjusted EBITDA which is a financial measure not presented in accordance with IFRS. Adjusted EBITDA is not a measure of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing Digital Virgo's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the presentation of this measure may not be comparable to similarly-titled measures used by other companies. Digital Virgo defines adjusted EBITDA as the Recurring Operating Profit in accordance with IFRS (Operating Profit excluding non-current costs and revenues) plus the depreciation, amortization and impairment of non-current assets excluding the depreciation charges for the right-of-use assets, plus the stock-based compensation expenses (consumption of the fair value of free shares and stock options granted to employees and managers).

Revenue and Adjusted EBITDA Assumptions

Disclaimer

The forecasts presented in this document are based on data, assumptions and estimates available in the first Quarter of 2022 (Q1 2022). These data and assumptions may change or be modified as a result of uncertainties and changes in the economic, financial, accounting, competitive, regulatory and tax environment, or as a result of other factors that could have an impact on Digital Virgo's activities, including in particular the policies applied by telecom operators. Accordingly, Digital Virgo makes no representation or warranty that the forecasts set out in this document will be achieved.

The forecasts are mainly based on the following assumptions (non-exhaustive list):

- market developments in line with the expected trends for the next few years;
- no significant changes to exchange rate and inflation rate compared with the rates as Q1 2022;
- continued implementation of the Digital Virgo's strategy;
- no significant changes to the economic and financial conditions negotiated with the telecom operators and advertising agencies compared with those in force as Q1 2022;
- the possibility for Digital Virgo to incur the planned advertising spending;
- ability for Digital Virgo to pursue its policy of signing new agreements with key customer and merchants while maintaining the budgets for its long-time customers;
- no sanctions, fines, penalties or payments of damages imposed on Digital Virgo's companies;
- no significant change to the regulatory environment (including interpretations that certain national regulators could apply) and the tax environment.

Methodological Clarifications:

The 2022E to 2026E projections are based on economic assumptions (acquisition cost, end-user revenues, conversion rate, advertising costs and efficiency) existing in Q1 2022 which have then been linearly projected considering the relations with telecom operators, the degree of maturity of the markets, the competitive position and the development potential of Digital Virgo's products and services in each territory. No external growth has been considered in the preparation of the forecasts.

Revenue:

<u>One Destination Content & Commerce Delivery</u>

1. % of Total Revenue (YTD Q3/2022): 81%
2. CAGR 2022E/2026E: 10%+
3. Building on the subscriber customer base acquired through advertising investments over the past three years (from 2020PF to 2022E: €260m+), Digital Virgo's strategy is based on the following pillars:
   i. Geographic expansions (English Speaking Africa, Latin America);
   ii. Extension of the number of telecom operator connections (all locations);
   iii. Enrichment of the catalog of contents (diversity and premiumization) to improve ARPU, decrease CPA and address new customers;
   iv. Development of distribution channels with local telcom operators (white label agreements and bundle offers);
   v. Focus on areas with large customer bases (example: Nigeria);
   vi. Improve the efficiency of the use of IT tools that drive operations;
   vii. Increase the number of payment channels with additional payment methods (like mobile money).

<u>Customer Acquisition and Digital Marketing Engine</u>

1. % of Total Revenue (YTD Q3/2022): 12%
2. CAGR 2022E/2026E: 14%+
3. Customer Acquisition and Digital Marketing Engine activity is mainly driven by the Addict Mobile subsidiary.
4. The legal entity created by Addict Mobile in the USA is a key asset to develop this business line on the American domestic market. The launch of activities has been postponed to 2023 due to the Covid pandemic, which did not allow the American legal entity to be structured from the know how located in France.

<u>Telco Billing</u>

1. % of Total Revenue (YTD Q3/2022): 7%
2. CAGR 2022E/2026E: 9%+
3. Digital Virgo's strategy is based on signing partnerships with international editors and distributors of premium content (gaming, music, streaming, etc.) This revenue stream allows the distribution of content on behalf of Merchants using the same technology as the One Destination Content & Commerce Delivery platform.
4. Starting with a strong presence in France, Spain and Poland, Digital Virgo intends to develop its Telco Billing activities in territories (Africa, Middle East, Latin America) where it is already present and connected to telcos for its other activities.

Adjusted EBITDA:

In the Customer Acquisition and Digital Marketing Engine business model, higher revenues (increase of on-board revenues generated by subscribers acquired in prior periods) generate additional financial resources invested for advertising to attract new subscribers, which explains the trend towards stable gross profit margin.

Outside of this recurring business model, advertising campaigns to break into new territories, investment in premium content catalogs and increase of high-budget clients (Telco Billing and Customer Acquisition & Digital Marketing Engine activities) with higher volume but lower margins are impacting consolidated gross profit margin (from 24% in 2022E to 23% in 2026E - CAGR 9%).

At the same time, operating costs (excluding non-current items, currency effect and amortization) are increasing by an average of 6.5%+ (CAGR) to support Digital Virgo's development while being optimized with the following main points:

1. Payroll increase (7.5% CAGR from 2022E to 2026E), which includes recruitments to support growth and annual salary increases.
2. Moderate growth in external technical costs thanks to optimization of IT platforms accompanied by an increase in the capitalisation of internal technical costs corresponding to the enrichment of the functionalities of the platforms.
3. Sales and G&A costs under control each year with an effect of scale.

As a result, adjusted EBITDA maintain a growth rate (CAGR 11%) higher than the growth of the gross profit margin.

Non-IFRS Adjusted EBITDA Reconciliation

Adjusted EBITDA Reconciliation	FY 2020A	FY 2020PF	FY 2021A	2022YTD[1]	FY 2022E	FY 2023E	FY 2024E	FY 2025E	FY 2026E
(€ in Millions)									
Net income	**€ 17.5**	**€ 18.9**	**€ 15.7**	**€ 25.8**	**€ 26.0**	**€ 23.9**	**€ 28.5**	**€ 33.7**	**€ 39.4**
Neutralization of the IFRS 16 effect on the Net Income	€ 0.2	€ 0.2	€ 0.1	€ 0.1	€ 0.0	€ 0.0	€ 0.0	€ 0.0	€ 0.0
Income Tax	€ 7.7	€ 7.7	€ 9.8	€ 11.7	€ 9.3	€ 9.9	€ 11.9	€ 14.1	€ 16.5
Loss on net monetary position (hyperinflation)	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other financial income and expenses	0.5	0.4	0.6	0.2	0.0	0.0	0.0	0.0	0.0
Net cost of financial debt	2.5	2.5	2.0	3.3	0.0	0.0	0.0	0.0	0.0
Financial result	€ 3.1	€ 3.1	€ 2.6	€ 3.5	€ 5.3	€ 5.8	€ 4.5	€ 3.7	€ 3.2
Depreciation and Amortization (excluding IFRS 16)	€ 6.8	€ 6.9	€ 9.0	€ 10.5	€ 10.7	€ 10.0	€ 10.3	€ 10.7	€ 11.0
Stock Based Compensation	€ 0.6	€ 0.6	€ 0.3	€ 0.2	€ 0.2	€ 0.0	€ 0.0	€ 0.0	€ 0.0
Other Non-Recurring Operating Income and Expenses	€ 2.1	€ 2.1	€ 2.5	(€ 3.9)	(€ 5.4)	€ 0.0	€ 0.0	€ 0.0	€ 0.0
o/w Payment institution setting up	0.4	0.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0
o/w restructuring costs	0.7	0.7	2.0	1.5	0.1	0.0	0.0	0.0	0.0
o/w Acquisition of companies and businesses	0.6	0.6	0.2	(0.4)	0.4	0.0	0.0	0.0	0.0
o/w Docomo agreement	0.0	0.0	0.0	(6.0)	(6.0)	0.0	0.0	0.0	0.0
o/w deconsolidation Algeria & Colombia	0.5	0.5	0.2	0.0	0.0	0.0	0.0	0.0	0.0
ADJUSTED EBITDA	**€ 38.0**	**€ 39.4**	**€ 40.1**	**€ 47.9**	**€ 46.1**	**€ 49.6**	**€ 55.2**	**€ 62.2**	**€ 70.1**

1) YTD as of 9/30/22

Risk Factors

The list below of risk factors has been prepared solely for purposes of the proposed business combination of Goal Acquisitions Corp. ("*Goal*") and Digital Virgo Group ("*Digital Virgo*"), pursuant to which Goal will acquire all of the share capital of Digital Virgo (the "*Business Combination*"). All references to "Digital Virgo," the "Company," "we," "us," or "our" refer to the business of Digital Virgo and all references to the Combined Company refer to Goal and Digital Virgo after the closing of the Business Combination. The risks presented below are certain of the material risks related to the Company and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Goal with the U.S. Securities and Exchange Commission ("*SEC*"), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Goal and the proposed transactions between the Company and Goal, and may differ significantly from and be more extensive than those presented below.

You should carefully consider these risks and uncertainties, together with the information in the Company's consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment post-combination company. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business, financial condition, and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's equity securities may decline.

Risks Related to Digital Virgo and the Industry in which it Operates

- Digital Virgo's business is dependent on its ability to enter into agreements with telecommunications companies, digital content providers, and end users of its mobile payment services on favorable terms.
- Digital Virgo faces substantial and intensifying competition in the mobile payment, targeted online advertising markets and digital content, and its ability to compete with other companies will significantly affect its business, prospects, financial conditions, and results of operations.
- Digital Virgo conducts a substantial amount of business in emerging countries. Its activities in these countries involve higher risks than those in Western European countries, including, but not limited to, volatile economic and political conditions, laws and regulations, less structured marketing methods, and difficulties in recruiting and/or retaining employees.
- Digital Virgo's products and services rely in part on telecommunications operators and as such are subject to external risks applicable to the businesses of the telecommunications operators and the mobile telecommunications industry generally.
- One of the key components of Digital Virgo's business is targeted online advertising and its business would be affected by recent downturns in demand for internet and mobile advertising, if they continue;
- Digital Virgo may experience difficulties in managing its rapid growth and expansion and identifying and completing the best acquisition opportunities to satisfy its external growth strategy.
- Digital Virgo's ability to keep pace with technological innovations in the mobile payment services and targeted advertising sectors will have an effect on its business, earnings, financial position, growth, and prospects.
- Digital Virgo generates almost all of its consolidated revenue from a limited number of customers in the telecom sector, which creates a substantial risk of economic dependence on a limited number of its contracts.
- Digital Virgo operates through a decentralized operating structure in multiple countries and it may be unable to effectively manage this structure.
- Digital Virgo may be unable to maintain favorable terms with its key suppliers.
- Failure to manage Digital Virgo's growing and changing business could have a material adverse effect on the business, prospects, financial condition, and results of operations.
- Digital Virgo has substantial operations outside of the United States which presents specific risks to its business.
- Fluctuations in foreign currency exchange rates may negatively affect Digital Virgo's revenue, cost of sales, and gross margins and could result in exchange losses.
- Digital Virgo's business and results of operations may be affected by inflation and changes in interest rates, an economic slowdown, recession, or contraction of the global economy, a financial or liquidity crisis, and geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns, and the status of debt and equity markets (including, without limitation, market volatility and uncertainty).

Legal and Regulatory Risks

- Digital Virgo may, in the ordinary course of business, become involved in such proceedings which may be expensive, lengthy, and disruptive to normal business operations and require significant attention from Digital Virgo's management bodies.
- Digital Virgo is subject to the laws of each of the foreign jurisdictions in which its subsidiaries are organized.
- As part of its activities, Digital Virgo may face corruption-related risks, including its ability to comply with the U.S. Foreign Corrupt Practices Act the domestic anti-corruption laws of the countries in which it operates. Digital Virgo is unable to guarantee that its employees, suppliers, subcontractors, or other business partners will comply with the strict requirements by which it is bound, which may result in substantial civil and/or criminal penalties for Digital Virgo.
- The regulations applicable to targeted advertising have recently been tightened in order to protect personal data and may continue to tighten in the future in markets that Digital Virgo operates.
- Digital Virgo's activities in certain countries require it to obtain licences or approvals that it may not be able to obtain in the future.

Risks related to Digital Virgo's Financial Situation

- There can be no assurance or guarantee that Digital Virgo can raise capital or meet its funding needs.
- Digital Virgo may be unable to recover debts from telecoms operators or aggregators and may be unable to recover receivables from customers of its digital marketing business.

Risks Related to the Business Combination

- Following the consummation of the Business Combination, the Combined Company's significantly increased expenses and administrative burdens as a public company in the United States could have an adverse effect on its business, financial condition, and results of operations.
- The initial stockholders of Goal, including its officers and directors, have interests in the Business Combination that are different from, or in addition to, the interests of Goal's other stockholders and warrant holders in recommending that stockholders vote in favor of approval of the Business Combination and approval of the other proposals.
- Both Goal and Digital Virgo will incur significant transaction costs in connection with the Business Combination.
- The consummation of the Business Combination is subject to a number of conditions, including approval of Goal's stockholders, and if those conditions are not satisfied or waived, the definitive agreement for the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed.
- Our management team has limited experience managing a publicly traded company in the United States and may not be successfully or effectively manage the transition of the predecessor businesses to a public company in the in the United States following the Business Combination.
- The ability of Goal's stockholders to exercise redemption rights with respect to a large number of outstanding shares of common stock could limit the amount of cash available to the Combined Company for growth and reduce the Combined Company's public "float."
- If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of Goal's securities or, following the consummation of the Business Combination, the value of the Combined Company's securities, may decline.
- There can be no assurance that the Combined Company's securities will be approved for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued listing standards of such stock exchange.
- Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
- Investors may not have the same benefits as an investor in an underwritten public offering.

DIGITALVIRGO

More info on investors.digitalvirgo.com